Exhibit 10.2
CLEAR CHANNEL 2008 EXECUTIVE INCENTIVE PLAN
SECOND AMENDMENT TO SENIOR EXECUTIVE OPTION AGREEMENT
June 23, 2010
     Pursuant to Section 9 of each of the Clear Channel 2008 Executive Incentive Plan (the “Plan”) and Section 9 of the Senior Executive Option Agreement (the “Agreement”) dated July 30, 2008 and amended as of October 14, 2008 between Mark P. Mays (the “Optionee”) and CC Media Holdings, Inc. (the “Company”), the Optionee and the Company hereby agree to amend the Agreement, as follows, effective as of the date set forth herein:
     1. Section 2 is hereby amended to add a new subsection (d), to read in its entirety as follows:
     “(d) Cessation of Service as Chief Executive Officer. Upon Optionee’s cessation of service as Chief Executive Officer of the Company,
          (i) Tranche 1: 520,833 of the Tranche 1 Options then outstanding shall be cancelled and of no further force and effect, and shall no longer be outstanding for any purpose of the Plan or Agreement. The remaining 520,834 of the Tranche 1 Options will vest and become exercisable in accordance with the schedule set forth in Section 2(a)(i).
          (ii) Tranche 2: 260,416 of the Tranche 2 Options then outstanding shall be cancelled and of no further force and effect, and shall no longer be outstanding for any purpose of the Plan or Agreement. The remaining 260,417 of the Tranche 2 Options will vest and become exercisable in accordance with Section 2(a)(ii).
          (iii) Tranche 3: 260,416 of the Tranche 3 Options then outstanding shall be cancelled and of no further force and effect, and shall no longer be outstanding for any purpose of the Plan or Agreement. The remaining 260,417 of the Tranche 3 Options will vest and become exercisable in accordance with Section 2(a)(iii).
     2. Section 3(a) is hereby deleted in its entirety and the following Section 3(a) is inserted in lieu thereof.
     “(a) any portion of this Option held by the Optionee or the Optionee’s permitted transferees, if any, immediately prior to the termination of the Optionee’s Employment by reason of a termination by the Company without Cause, the Optionee’s Retirement, or a resignation by the Optionee for Good Reason will remain exercisable through the period ending on the Final Exercise Date, and will thereupon terminate;”
     3. Section 3(b) is hereby deleted in its entirety and the following Section 3(b) is inserted in lieu thereof.

     “(b) any portion of this Option held by the Optionee or the Optionee’s permitted transferees, if any, immediately prior to a termination of the Optionee’s Employment by reason of a resignation by the Optionee without Good Reason will remain exercisable through the period ending on the Final Exercise Date, and will thereupon terminate;”
     4. Section 3(c) is hereby deleted in its entirety and the following Section 3(c) is inserted in lieu thereof.
     “(c) any portion of this Option held by the Optionee or the Optionee’s permitted transferees, if any, immediately prior to a termination of the Optionee’s Employment by reason of death or Disability will remain exercisable through the period ending on the Final Exercise Date, and will thereupon terminate; and”
     5. Section 3(d) is hereby deleted in its entirety and the following Section 3(d) is inserted in lieu thereof.
     “(d) any portion of this Option held by the Optionee or the Optionee’s permitted transferees, if any, immediately prior to a termination of the Optionee’s Employment if such termination of Employment has resulted in connection with an act or failure to act constituting Cause, will remain exercisable through the period ending on the Final Exercise Date, and will thereupon terminate.”
     6. Except as otherwise set forth herein, the provisions of the Agreement shall remain in full force and effect without modification.
     IN WITNESS WHEREOF, each of the undersigned consents to this amendment as of the date first written above.

CC Media Holdings, Inc.
By:	/s/ Robert H. Walls, Jr.
	Name:	Robert H. Walls, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

Mark P. Mays
/s/ Mark P. Mays